The Lincoln National Life Insurance Company

              Lincoln National Variable Annuity Fund A (Individual)
                Lincoln National Variable Annuity Fund A (Group)


                        Supplement dated October 27, 2005
                       to the Prospectus dated May 1, 2005
                        as Supplemented October 20, 2005


This Supplement contains information about your variable annuity issued by The Lincoln National Life Insurance Company.

On October 9, 2005, Lincoln National Corporation ("LNC"), the parent company of The Lincoln National Life Insurance Company ("LNL"), entered into a merger agreement with a wholly owned acquisition subsidiary ("LNC acquisition subsidiary") and Jefferson-Pilot Corporation ("Jefferson-Pilot"), each a North Carolina corporation. The merger agreement provides that, upon the terms and subject to the conditions set forth in the merger agreement, Jefferson-Pilot will merge with and into the LNC acquisition subsidiary, with the LNC acquisition subsidiary continuing as the surviving corporation and a direct wholly owned subsidiary of LNC. More information about the merger agreement as well as a copy of the merger agreement can be found in the Form 8-K filed by LNC with the Securities and Exchange Commission on October 11, 2005. LNL's obligations as set forth in your variable annuity contract, prospectus and Statement of Additional Information will not change upon completion of this merger.




               Please retain this supplement for future reference.